October 31, 2013

SUMMARY PROSPECTUS

SLAT Prime Obligation Fund (TPRXX)

Class A

Before you invest, you may want to review the fund's prospectus, which contains information about the fund and its risks. You can find the fund prospectus and other information about the fund, including the fund's statement of additional information, online at seic.com/funds. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The fund's prospectus and statement of additional information, dated October 31, 2013, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

Preserving principal value and maintaining a high degree of liquidity while providing current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.05%
Distribution (12b-1) Fees	None
Other Expenses	0.71%
Total Annual Fund Operating Expenses	0.76%
Less Fee Waiver and/or Expense Reimbursement	0.32%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.44%*

* SEI Investments Global Funds Services, the Fund's administrator, has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses, net of the Fund's adviser's and the Fund's distributor's fee waivers and exclusive of interest from borrowings, brokerage, commissions, trustee fees, tax and extraordinary expenses not incurred in the ordinary course of the Fund's business, from exceeding 0.44%. This fee waiver and reimbursement agreement shall remain in effect until October 31, 2014 and, unless earlier terminated, shall be automatically renewed for successive one year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

seic.com

SEI / SUMMARY PROSPECTUS

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Prime Obligation Fund — Class A Shares	$45	$211	$391	$912

Principal Investment Strategies

The Prime Obligation Fund is composed of short-term U.S. dollar-denominated debt obligations that are rated in one of the two highest rating categories by Nationally Recognized Statistical Rating Organizations (NRSROs) or that the sub-adviser to the Fund (the Sub-Adviser) determines are of comparable quality. Under normal market conditions, the Fund invests in: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers, including asset-backed commercial-paper, rated in the highest short-term rating category or that the Sub-Adviser determines are of comparable quality; (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; and (iv) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government. The Fund may also enter into fully-collateralized repurchase agreements.

The Fund uses a multi-manager approach, relying on one or more sub-advisers with differing investment philosophies to manage all or a portion of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser), the Fund's adviser.

Principal Risks

An investment in the Fund is not a bank deposit nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Issuer Risk — The risk that issuers in foreign countries will face political and economic events unique to such countries. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate

SEI / SUMMARY PROSPECTUS

environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten years and by showing the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Best Quarter: 1.27% (09/30/07)

Worst Quarter: 0.00% (12/31/10)

The Fund's Class A average annual total return from January 1, 2013 to September 30, 2013 was 0.01%.

Average Annual Total Returns (for the periods ended December 31, 2012)

Class A Shares	1 Year	5 Years	10 Years	Since Inception (1/18/1982)
Prime Obligation Fund	0.01%	0.52%	1.68%	4.40%

Please call 1-800-DIAL-SEI to obtain the Fund's current 7-day yield.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Adviser. BofA Advisors, LLC

Purchase and Sale of Fund Shares

There is no minimum initial or subsequent investment requirement. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) and the Federal Reserve System are open for business (a Business Day). You may sell your Fund shares by contacting your financial institution or intermediary directly. Financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund's transfer agent (the Transfer Agent) or its authorized agent, using certain SEI proprietary systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Fund are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or another financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.